U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 8, 1999
                  Date of Earliest Event Reported: June 8, 1999




                                  NEWGOLD, INC.
                                  -------------
          (Exact Name of Small Business Issuer as Specified in Charter)


  Delaware                           0-20722                     16-1400479
-------------                        -------                 -------------------
(State or Other               (Commission File No.)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                               35265 Willow Avenue
                               Post Office Box 230
                          Clarksburg, California 95612
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (916) 665-1840
                     --------------------------------------
                           (Issuer's Telephone Number)



                     --------------------------------------
                   (Former Name, if changed since Last Report)

Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets.

N/A

Item 3. Bankruptcy or Receivership.

N/A

Item 4. Changes in Registrant's Certifying Accountants

N/A

Item 5. Other Events

See attached press release (Exhibit 20).

Item 6. Resignation of Registrant's Directors

N/A

Item 7.  Financial Statements.


Item 8.  Change in Fiscal Year

N/A

Item 9.  Sale of Equity Securities under Regulation S.
                  (Required until January 1, 1999)

N/A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

                                            NEWGOLD, INC.

Date:  June 8, 1999                         By: /s/Arthur Scott Dockter
                                               ------------------------
                                            Arthur Scott Dockter,
                                            President